PARTICIPATION AGREEMENT

Among
MORGAN STANLEY UNIVERSAL FUNDS, INC.,
MORGAN STANLEY ASSET MANAGEMENT INC.
MILLER ANDERSON & SHERRERD, LLP
MORGAN STANLEY & CO., INCORPORATED
and
ITT HARTFORD LIFE
AND ANNUITY INSURANCE COMPANY*
DATED AS OF
July 30, 1997

Renamed Hartford Life and Annuity Insurance Company, effective January 1. 1998.

TABLE OF CONTENTS

                                                    Page
ARTICLE I.        Purchase of Fund Shares                          2
ARTICLE II        Representations and Warranties                      4
ARTICLE III.         Prospectuses, Reports to Shareholders
             and Proxy Statements, Voting                           6
ARTICLE IV.         Sales Material and Information                       8
ARTICLE V        Fees and Expenses                                  9
ARTICLE VI.        Diversification                                  10
ARTICLE VII.    Potential Conflicts                                  10
ARTICLE VIII.    Indemnification                                  12
ARTICLE TX.    Applicable Law                                  17
ARTICLE X.        Termination                                      17
ARTICLE XI.        Notices                                      19
ARTICLE XII.    Miscellaneous                                  20
SCHEDULE A    Separate Accounts and Contracts                          23
SCHEDULE 13    Proxy Voting Procedures                              24

THIS AGREEMENT, made and entered into as of the 30th day of July, 1997 by and among ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (renamed Hartford Life and Annuity Insurance Company, effective January 1, 1998) (hereinafter the "Company"), a Connecticut corporation, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and MORGAN STANLEY UNIVERSAL FUNDS, INC. (hereinafter the "Fund"), a Maryland corporation, and MORGAN STANLEY ASSET MANAGEMENT INC. and MILLER ANDERSON & SHERRERD LLP (hereinafter collectively the "Advisers" and individually the "Adviser"), a Delaware corporation and a Pennsylvania limited liability partnership, respectively, and MORGAN STANLEY & CO., INCORPORATED (the "Underwriter"), a Delaware corporation.
WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as (i) the investment vehicle for separate accounts established by insurance companies for individual and group life insurance policies and individual and group annuity contracts with variable accumulation and/or pay-out provisions (hereinafter referred to individually and/or collectively as "Variable Insurance Products") and (ii) the investment vehicle for certain qualified pension and retirement plans (hereinafter "Qualified Plans"); and
WHEREAS, insurance companies desiring to utilize the Fund as an investment vehicle under their Variable Insurance Products enter into participation agreements with the Fund and the Advisers (the "Participating Insurance Companies");
WHEREAS, shares of the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets. any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series is hereinafter referred to as a "Portfolio"); and
WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated September 19,1996 (File No. 812-10118), granting Participating Insurance Companies and Variable Insurance Product separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by Variable Insurance Product separate accounts of both affiliated and unaffiliated life insurance companies and Qualified Plans (hereinafter the "Shared Funding Exemptive Order"); and
WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

WHEREAS, each Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and
WHEREAS, each Adviser manages certain Portfolios of the Fund; and
WHEREAS, the Underwriter is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD") and serves as principal underwriter of the shares of the Fund; and

WHEREAS, the Company has registered or will register certain Variable Insurance Products under the 1933 Act; and
WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution or under authority of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforementioned Variable Insurance Products; and
WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and
WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforementioned Variable Insurance Products and the Underwriter is authorized to sell such shares to each such Account at net asset value;
NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and each Adviser agree as follows:
ARTICLE I. Purchase of Fund Shares
1.1. The Fund agrees to make available for purchase by the Company shares of the Fund and shall execute orders placed for each Account on a daily basis at the net asset value next computed after receipt by the Fund or its designee of such order. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 10:00 a.m. Eastern time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

1.2. The Fund, so long as this Agreement is in effect, agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Directors of the Fund (hereinafter the "Board") may refuse to permit the Fund to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.
1.3. The Fund agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts and to certain Qualified Plans. No shares of any Portfolio will be sold to the general public.
1.4. The Fund will not make its shares available for purchase by any insurance company or separate account unless an agreement containing provisions substantially the same as in Section 1.3 of

Article I, Section 3.5 of Article III, Article VI and Article VII of this Agreement is in effect to govern such sales.
1.5. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. Subject to and in accordance with applicable laws, and subject to written consent of the Company, the Fund may redeem shares for assets other than cash. For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.
1.6. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Variable Insurance Products issued by the Company, under which amounts may be invested in the Fund (hereinafter the "Contracts"), are listed on Schedule A attached hereto and incorporated herein by reference, as such Schedule A may be amended from time to time by mutual written agreement of all of the parties hereto. The Company will give the Fund and each Adviser 45 days advance written notice of its intention to make available in the future, as a funding vehicle under the Contracts, any other investment company.
1.7. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof.
Payment shall be in federal funds transmitted by wire. For purposes of Section 2.9 and 2.10. upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.
1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.
1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.
1.10. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Eastern time) and shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time.
ARTICLE II. Representations and Warranties
2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 38a-433 of the Connecticut Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.
2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Maryland and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states, to the extent required by applicable state law.
2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.
2.4. The Company represents and warrants that the Contracts are currently treated as life insurance policies or annuity contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.
2.5. The Fund represents that to the extent that it decides to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Fund undertakes to have a board of directors, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.
2.6. The Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Maryland and the Fund represents that their respective operations are and shall at all times remain in material compliance with the laws of the State of Maryland to the extent required to perform this Agreement.
2.7. The Fund represents that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.
2.8. Each Adviser represents and warrants that it is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that it will perform its obligations for the Fund in compliance in all material respects with the laws of its state of domicile and any applicable state and federal securities laws.
2.9. The Fund represents and warrants that its directors, officers, employees, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid blanket fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.
2.10. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage, in an amount not less $5 million. The aforesaid includes coverage for larceny and embezzlement is issued by a reputable bonding company. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.
ARTICLE III. Prospectuses, Reports to Shareholders and Proxy Statements; Voting
3.1. The Fund or its designee shall provide the Company with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies the Fund shall provide camera-ready film or computer diskettes containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the statement of additional information for the Fund and the statement of additional information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.
3.2. Except as provided in this Section 3.2., all expenses of printing and distributing Fund prospectuses and statements of additional information shall be the expense of the Company. For prospectuses and statements of additional information provided by the Company to its existing owners of Contracts in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film or computer diskettes in lieu of receiving printed copies of the Fund's prospectus, the Fund will reimburse the Company in an amount equal to the product of x and y where x is the number of such prospectuses distributed to owners of the Contracts, and y is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's statement of additional information. The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing any prospectuses or statements of additional information other than those actually distributed to existing owners of the Contracts.
3.3. The Fund's statement of additional information shall be obtainable from the Fund, the Company or such other person as the Fund may designate, as agreed upon by the parties.

3.4. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and statements of additional information, which are covered in section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.5. If and to the extent required by law the Company shall:
(i)solicit voting instructions from Contract owners;
(ii)vote the Fund shares in accordance with instructions received from Contract owners; and
(iii)vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such Portfolio for which instructions have been received, so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any Account in its own right, to the extent permitted by law. The Fund and the Company shall follow the procedures, and shall have the corresponding responsibilities, for the handling of proxy and voting instruction solicitations, as set forth in Schedule B attached hereto and incorporated herein by reference. Participating Insurance Companies shall be responsible for ensuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B, which standards will also be provided to the other Participating Insurance Companies.
3.6. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section I6(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.
3.7. The Fund shall use reasonable efforts to provide Fund prospectuses, reports to shareholders, proxy materials and other Fund communications (or camera-ready equivalents) to the Company sufficiently in advance of the Company's mailing dates to enable the Company to complete, at reasonable cost, the printing, assembling and distribution of the communications in accordance with applicable laws and regulations.

ARTICLE IV. Sales Material and Information
4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or the Adviser(s) is named, at least ten Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within ten Business Days after receipt of such material.
4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund.

4.3. The Fund or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or its separate account(s) or Contracts are named at least ten Business Days prior to its use.
No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.
4.4. The Fund and the Advisers shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts, other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.
4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.
4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the investment in the Fund under the Contracts, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.
4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials.
ARTICLE V. Fees and Expenses
5.1. The Fund shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the -Underwriter in writing.
5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenscs for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.
5.3. The Company shall bear the expenses of distributing the Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company, other than the expenses of distributing prospectuses and statements of additional information to existing contract owners.

ARTICLE VI. Diversification
6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.
ARTICLE VII. Potential Conflicts
7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by Variable Insurance Product owners; or (t) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.
7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.
7.3. If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the

Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.
7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account (at the Company's expense); provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.
7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the position of the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.
7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict.
7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII. Indemnification 8.1.

    8.1    Indemnification By The Company

8.1(a) The Company agrees to indemnify and hold harmless the Fund and each member of the Board and each officer and employee of the Fund, each Adviser and each director, officer and employee of each Adviser, the Underwriter and each director, officer and employee of the Underwriter, and each person, if any, who controls the Fund, the Adviser or the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, an "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities, or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:
(i)arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or
(ii)arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund or an Adviser) or unlawful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or
(iii)arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or
(iv)arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or
(v)arise out of or result from any material breach of any representation or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.
8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.
8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.
8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

8.2. Indemnification by the Underwriter
8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors, officers and employees and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, an "Indemnified Parties" and individually, "Indemnified Parry," for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of shares of the Portfolio that it manages or the Contracts and:
(i)arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

(ii)arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or persons under its control and other than statements or representations authorized by the Company) or unlawful conduct of the Fund, AdYiser(s) or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Portfolio shares; or
(iii)arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts. or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or
(iv)arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional, in good faith or otherwise, to comply with the diversification requirements specified in Article VI); or
(v)arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.
8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities, or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.
8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on, any designated agent), but failure to notify the Underwriter of any such claim shall not relieve. the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, Ole Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.
8.3. Indemnification by the Fund
8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:
(i)     arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement; or
(ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;
8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.
8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.
8.3(d). The Company agrees promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement,

the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.
ARTICLE IX. Applicable Law
9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the substantive laws of the State of New York.
9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.
ARTICLE X. Termination
10.1. This Agreement shall continue in full force and effect until the first to occur of:
(a)termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties; or
(b)termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or
(c)termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or
(d)termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or
(e)termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event that such Portfolio falls to meet the diversification requirements specified in Article VI hereof; or
(f)termination by either the Fund by written notice to the Company if the Fund shall determine, in its sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, or
(g)termination by the Company by written notice to the Fund and the Adviser, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Adviser has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or
(h)termination by the Fund or the Adviser by written notice to the Company, if the Company gives the Fund and the Adviser the written notice specified in Section 1.6 hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(h) shall be effective forty five (45) days after the notice specified in Section 1.6 was given.
10.2. Notwithstanding any termination of this Agreement, the Fund shall, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing, Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redemption of investments in the Fund and investment in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.
10.3. The Company shall not redeem Fund shares attributable to the Contracts (as distinct from Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the Securities and Exchange Commission pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund 90 days prior written notice of its intention to do so.
ARTICLE XI. Notices
Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.
If to the Fund:
Morgan Stanley Universal Funds, Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention: Harold J. Schaaff, Jr., Esq.
If to Adviser:
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas

New York, New York 10020
Attention: Harold J. Schaaff, Jr., Esq.
If to Adviser:
Miller Anderson & Sherrerd LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428 Attention: Douglas Kugler

If to the Underwriter:
Morgan Stanley & Co., Incorporated 1221 Avenue of the Americas
New York, New York 10020
Attention: Harold J. Schaaff, Jr., Esq.
If to the Company:
ITT Hartford Life and Annuity Insurance Company
200 Hopmeadow Street Simsbury, CT 06070 Attention: John Ladd
ARTICLE XII. Miscellaneous
12.1. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.
12.2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.
12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.
12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.
12.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.
12.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the National Association of Securities Dealers and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California Insurance Regulations and any other applicable law or regulations.
12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.
12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that an Adviser may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Adviser, if such assignee is duly licensed and registered to perform the obligations of the Adviser under this Agreement.
12.9. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:
(a)the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;
(b)the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:
(c)any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;
(d)any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;
(e)any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
By: /s/ John P. Ginnetti
John P. Ginnetti
Executive Vice President
MORGAN STANLEY UNIVERSAL FUNDS, INC.
By: /s/ Michael F. Klein
Michael F. Klein
President

MORGAN STANLEY ASSET MANAGEMENT INC.

By: /s/ Michael F. Klein
Michael F. Klein
Principal

MILLER ANDERSON & SHERRERD LLP
By: /s/ Marna C. Whittington
Marna C. Whittington
Managing Director

MORGAN STANLEY & CO., INCORPORATED

By: /s/ Harold J. Schaaff
    Harold J. Schaaf
    Principal

SCHEDULE A
SEPARATE ACCOUNTS AND CONTRACTS
Name of Separate Account and    Form Number and Name of Contract
Date Established by Board of Directors            Funded by Separate Account
ICMG Registered Variable Life                GVL95(P)    Group Flexible Premium
Separate Account One                         Variable Life Insurance
Established October 9, 1995                            Policy
                GVL95(C)    Group Flexible Premium
                            Variable Life Insurance
                            Certificate

SCHEDULE B
PROXY VOTING PROCEDURES
The following is a list of procedures and corresponding responsibilities for the handling of proxies and voting instructions relating to the Fund. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third parry assigned by the Company to perform the steps delineated below.
1.The proxy proposals are given to the Company by the Fund as early as possible before the date set by the Fund for the shareholder meeting to enable the Company to consider and prepare for the solicitation of voting instructions from owners of the Contracts and to facilitate the establishment of tabulation procedures. At this time the Fund will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.
2.Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contract owner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.
Note: The number of proxy statements is determined by the activities described in this Step #2. The Company will use its best efforts to call in the number of Customers to the Fund , as soon as possible, but no later than two weeks after the Record Date.
3.The Fund's Annual Report must be sent to each Customer by the Company either before or together with the Customers' receipt of voting, instruction solicitation material. The Fund will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates. .
4.The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards_ The Fund or its affiliate must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:
a.name (legal name as found on account registration)
b.address
c.fund or account number
d.coding to state number of units
e.    individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund).
(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)
5.    During this time, the Fund will develop, produce and pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Company). Contents of envelope sent to Customers by the Company will include:
a.Voting Instruction Card(s)
b.One proxy notice and statement (one document)
c.return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent
d."urge buckslip" - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)
e.cover letter - optional, supplied by Company and reviewed and approved in advance by the Fund.
6.    The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to the Fund.
7.    Package mailed by the Company.
*    The Fund must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but not including,) the meeting, counting backwards.
8.    Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.
Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by the Fund in the past.
9.    Signatures on Card checked against legal name on account registration which was printed on the Card.

Note: For Example, if the account registration is under "John A. Smith, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

10.    If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter and a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation. Any Cards that have been "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

11.    There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12.    The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.) The Fund must review and approve tabulation format.

13.    Final tabulation in shares is verbally given by the Company to the Fund on the morning of the meeting not later than 10:00 a.m. Eastern time. The Fund may request an earlier deadline if reasonable and if required to calculate the vote in time for the meeting.

14.    A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. The Fund will provide a standard form for each Certification.

15.    The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, the Fund will be permitted reasonable access to such Cards.

16.    All approvals and "signing-off' may be done orally, but must always be followed up in writing.

HARTFORD LIFE INSURANCE COMPANY
(Agreement dated January 1, 1997)
SCHEDULE A
SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
Shares of the Technology, Mid Cap Growth, High Yield, Fixed Income, Emerging Markets Equity and Value Portfolios of The Universal Institutional Funds, Inc. shall be made available as investments for the following Separate Account:
Name of Separate Account and        Form Number and Name of
Date Established by Board of Directors    Contract Funded by Separate Account
ICMG Series 111-B                GVL-93(P) Group Variable Life Insurance
Separate Account                Policy
Established February 8, 1996
Shares of the Technology, Mid-Cap Growth, High Yield, Fixed Income, Emerging Markets Equity, Equity Growth , Global Equity* and Value* Portfolios of The Universal Institutional Funds, Inc. shall be made available as investments for the following Separate Account:
Name of Separate Account and        Form Number and Name of
Date Established by Board of Directors    Contract Funded by Separate Account
ICMG Registered Variable Life         HL-GVL95(P)(NY)     Group Flexible
Separate Account A                GVL-95(P)/(C)    Premium Variable
Established April 14, 1998                        Life Insurance Policy/Certificate

Closed to new premiums and transfers effective July 5, 2000.
A-1

MORGAN STANLEY DEAN WITTER

                                MORGAN STANLEY DEAN WITTER
                                INVESTMENT MANAGEMENT
May 1, 2000                            1221 AVENUE OF THE AMERICAS
                                NEW YORK, NEW YORK 10020
                                (212) 762-4000
Hartford Life and Annuity Insurance Company
200 Hopmeadow Street
Simsbury, CT 06089
Attention: Stephen T. Joyce

Re:    Amended Schedule A to HLAIC Participation Agreement
Dear Mr. Joyce:
        This letter sets forth our understanding and acceptance of the enclosed amended and restated Schedule A to the Participation Agreement dated July 30, 1997, among The Universal Institutional Funds, Inc. (the "Fund," formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Dean Witter Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Miller Anderson & Sherrerd, LLP, Morgan Stanley & Co. Incorporated and Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company), which has been amended (i) to clarify the list of portfolios of the Fund offered under ICMG Registered Variable Life Separate Account One; and (ii) to expand and clarify the separate accounts and portfolios of the Fund which are and have been covered by the Participation Agreement. The attached Schedule A supersedes any prior versions of Schedule A.
    Please indicate your receipt and acceptance of this letter and the amended and restated Schedule A attached hereto by signing all of the enclosed copies at the appropriate place below and returning three signed originals to the attention of Stefanie Chang Yu, Morgan Stanley Dean Witter Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, New York 10020.
Sincerely,
MORGAN STANLEY DEAN WITTER        THE UNIVERSAL INSTITUTIONAL FUNDS,
INVESTMENT MANAGEMENT, INC.        INC.

By: /s/ [illegible]                    By: /s/ [illegible]

MILLER ANDERSON AND SHERRERD LLP    MORGAN STANLEY & CO., INCORPORATED

By: /s/ [illegible]                    By: /s/ [illegible]

Agreed and Accepted:

HARTFORD LIFE AND ANNUITY
INSURANCE COMPANY
By: /s/ Deanne L. Osgood

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
Shares of the Technology, Mid Cap Growth, High Yield, Fixed Income, Emerging Markets Equity, Equity Growth, Global Equity' and Value" Portfolios of The Universal Institutional Funds, Inc. shall be made available as investments for the following Separate Account:
Name of Separate Account and            Form Number and Name of
Date Established by Board of Directors        Contract Funded by Separate Account
ICMG Registered Variable Life            GVL95(P)    Group Flexible Premium
Separate Account One                     Variable Life Insurance
Established October 9, 1995                    Policy
                         GVL95(C)     Group Flexible Premium
                                 Variable Life Insurance Certificate

•Closed to new premiums and transfers effective July 5, 2000.
Shares of the Technology, High Yield, Fixed Income, Emerging Markets Debt, Emerging Markets Equity, Mid Cap Value and Active International Allocation Portfolios of The Universal Institutional Funds, Inc. shall be made available as investments for the following Separate Accounts:
Name of Separate Account and            Form Number and Name of
Date Established by Board of Directors        Contract Funded by Separate Account

Separate Account Three                ILA-VA94    Variable Annuity Contract
Established June 22, 1994
                        ILA-VA99    Variable Annuity Contract

Separate Account Five                ILA-SPVL94    Single Premium Variable
Established August 27, 994                    Life Insurance Policy

                        ILA-SPVL97    Single Premium Variable
                                Life Insurance Policy

Separate Account VLII                LA-1151(98)    Flexible Premium Variable
Established September 30, 1994                    Universal Life Insurance
                                Policy

AMENDMENT TO PARTICIPATION AGREEMENT
This AMENDMENT TO PARTICIPATION AGREEMENT (the "Amendment") is made and entered into as of this 1st day of May, 2003, by and among HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (formerly, ITT Hartford Life and Annuity Insurance Company) (the "Company"), on its own behalf and on behalf of each separate account of the Company identified in the Participation Agreement (as defined below), THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (formerly, Morgan Stanley Universal Funds, Inc.) (the "Fund"), MORGAN STANLEY & CO., INCORPORATED (the "Underwriter"), and MORGAN STANLEY INVESTMENT MANAGEMENT INC. (formerly, Morgan Stanley Asset Management Inc.) (the "Adviser").
WHEREAS, the Company, the Fund, the Underwriter, the Adviser and MORGAN STANLEY INVESTMENTS LP (formerly, Miller Anderson & Sherrerd, LLP) ("MSI") have entered into a Participation Agreement dated as of July 30, 1997, as such agreement may be amended from time to time (the "Participation Agreement"); and
WHEREAS, effective May 1, 2002, MSI assigned to the Adviser all of the rights and obligations of MSI under the Participation Agreement and the Adviser accepted assignment of such rights and assumed corresponding obligations from MSI on such terms; and
WHEREAS, the Company, the Fund, the Underwriter and the Adviser wish to make Class II shares of the Portfolios of the Fund identified on Schedule A-2 hereto available under the Participation Agreement; and
WHEREAS, the Company, the Fund, the Underwriter and the Adviser wish to amend the Participation Agreement in certain respects.
NOW, THEREFORE, in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Fund, the Underwriter and the Adviser agree to amend the Participation Agreement as follows:
1.Schedule A of the Participation Agreement is deleted and replaced in its entirety with the attached Schedule A-1 and Schedule A-2.
2.All references in the Participation Agreement to "Schedule A" shall be changed to "Schedule A-1."
3.The Portfolios made available under the Participation Agreement shall be identified on Schedule A-2.
4.All references in the Participation Agreement to "shares" of a Portfolio shall mean the class or classes of shares specifically identified on Schedule A-2.
    5.    The text of Section 5.1 of the Participation Agreement is deleted and replaced in its entirety with the following: "The Fund shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a service plan and/or a plan pursuant to Rule 12b-1, then the Underwriter may make payments to the Company or to the underwriter for the Contracts pursuant to such plans if and in amounts agreed to by the Underwriter in writing."

    6.    Except as provided herein, the Participation Agreement shall remain in full force and effect. This Amendment and the Participation Agreement, as amended, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersede any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the terms of this Amendment and the Participation Agreement, the terms of this Amendment shall control.

    7.    This Amendment may be amended only by written instrument executed by each party hereto.

    8.    This Amendment shall be effective as of the date written above.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal hereunder affixed hereto as of the date specified above.
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Michael J. Roscoe
Name: Michael J. Roscoe
Title: Vice President

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

By: /s/ Ronald E. Robison
Name: Ronald E. Robison
Title: President

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By: /s/ Ronald E. Robison
Name: Ronald E. Robison
Title: President

MORGAN STANLEY & CO, INCORPORATED

By: /s/ Stephanie Change [illegible]
Name: Stephanie Change [illegible]
Title: Executive Director

SCHEDULE A-1
SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
Name of Separate Account and            Form Number and Name of
Date Established by Board of Directors        Contract Funded by Separate Account
Separate Account Three                 ILA-VA94     Variable Annuity Contract
Established June 22, 1994
                            ILA-VA99     Variable Annuity Contract

                            LA-VA03    Variable Annuity Contract

Separate Account Five                 ILA-SPVL94     Single Premium Variable
Established August 17, 1994                        Life Insurance Policy

                            ILA-SPVL97     Single Premium Variable
                                    Life Insurance Policy

Separate Account VLII                LA-1151(98)     Flexible Premium Variable
Established September 30, 1994                    Universal Life Insurance
                                    Policy

ICMG Registered Variable Life            GVL95(P)     Group Flexible Premium
Separate Account One                        Variable Life Insurance
Established October 9, 1995                        Policy

                            GVL95(C)     Group Flexible Premium
                                    Variable Life Insurance
                                    Certificate

SCHEDULE A-2
PORTFOLIOS OF THE UNIVERSAL INSTITUTIONAL
FUNDS, INC. AVAILABLE UNDER THIS AGREEMENT
Class I Shares

Technology Portfolio - Class I Shares
Mid Cap Growth Portfolio - Class I Shares
High Yield Portfolio - Class I Shares
Core Plus Fixed Income Portfolio - Class I Shares
Emerging Markets Equity Portfolio - Class I Shares
Emerging Markets Debt Portfolio - Class I Shares
U.S. Mid Cap Core Portfolio - Class I Shares
Active International Allocation Portfolio - Class I Shares
Equity Growth Portfolio* - Class I Shares
Global Equity Portfolio* - Class I Shares
Value Portfolio* - Class I Shares
Class II Shares

Global Franchise Portfolio - Class II Shares
Equity and Income Portfolio - Class II Shares
*Closed to new premiums and transfers effective July 5, 2000.

AMENDMENT NO. 3 TO
FUND PARTICIPATION AGREEMENT
Among
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
MORGAN STANLEY DISTRIBUTION, INC.
and
MORGAN STANLEY INVESTMENT MANAGEMENT
This Amendment, effective May 1, 2008, by and among Hartford Life and Annuity Insurance Company (the "Company"), The Universal Institutional Funds, Inc. (the "Fund"), Morgan Stanley Distribution, Inc. (formerly Morgan Stanley & Co., Inc.) (the "Underwriter"), and Morgan Stanley Investment Management Inc. (the "Adviser"), amends that certain Fund Participation Agreement (the "Agreement") dated July 30, 1997 by the foregoing parties as follows:
1.Schedule A-1 of the Agreement is hereby deleted in its entirety and replaced with the following revised Schedule A-1 attached here to.
2.Schedule A-2 of the Agreement is hereby deleted in its entirety and replaced with the following revised Schedule A-2 attached hereto.
3.In all other respects, the terms of the Agreement remain unchanged and in full force and effect.
IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.
HARTFORD LIFE AND ANNUITY             THE UNIVERSAL INSTITUTIONAL FUNDS,
INSURANCE COMPANY                INC.
By its authorized officer,                    By its authorized officer,

By: /s/ Robert Arena                    By: /s/ Ronald E. Robison
Name: Robert Arena    Name: Ronald E. Robison
Its [Title]: SVP    Its: President
Date: 5/19/08    Date:
MORGAN STANLEY INVESTMENT    MORGAN STANLEY DISTRIBUTION INC,
MANAGEMENT, INC.
By its authorized officer,                    By its authorized officer,

By: /s/ Ronald E. Robison    By: /s/ Jerry Miller
Name: Ronald E. Robison    Name: Ronald E. Robison
Its: Managing Director    Its: President
Date:     Date:

REVISED SCHEDULE A-1

Separate Account
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account Five
Hartford Life and Annuity Insurance Company Separate Account Seven
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account VL II
ICMG Series III-B

Product Funded by Separate Account
The Director
Hartford Leaders 4
Hartford Leaders 4 Access
Hartford Leaders 4 Edge
Hartford Leaders 4 Plus
Hartford Leaders 4 Outlook
The Director M
Wells Fargo Director M
Director M Access
The Director M Edge
The Director M Plus
The Director M Outlook
Wells Fargo Director M Outlook
Hartford Select Leaders Series II, I1R, III and IV
Hartford Select Leaders Series V
Hartford Select Leaders Outlook Series I, IR and II
Hartford Select Leaders Outlook Series III
Hartford Select Leaders Series I and IR
Select Dimensions Series II and UR
Select Dimensions Asset Manager Series I and IR
Select Dimensions Series I
Select Dimensions Life Series I and II
Stag Accumulator Variable Universal Life Series I and 1.5

Stag Protector Variable Universal Life Series I and 1.5
Stag Variable Life Last Survivor II (Series I and II)
Hartford Select Leaders Last Survivor
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Variable Life Artisan Series I
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor
Stag Wall Street Variable Universal Life Series I and II
Hartford Leaders Variable Universal Life Liberty
Hartford Leaders Variable Universal Life Legacy
Group Flexible Premium Variable Life Insurance Policy (GVL - 93(P))
Group Flexible Premium Variable Life Insurance Certificate (GVL - 95(C))

REVISED SCHEDULE A-2
PORTFOLIOS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. AVAILABLE UNDER THIS AGREEMENT
Class I Shares
Core Plus Fixed Income Portfolio - Class I Shares
Emerging Markets Equity Portfolio - Class I Shares
Emerging Markets Debt Portfolio - Class I Shares
Equity Growth Portfolio* - Class I Shares
Global Value Equity Portfolio* - Class I Shares
High Yield Portfolio - Class I Shares
Mid Cap Growth Portfolio - Class I Shares
U.S. Mid Cap Value Portfolio - Class I Shares
Value Portfolio* - Class I Shares
Class II Shares
Emerging Markets Equity Portfolio - Class II Shares
Equity and Income Portfolio - Class II Shares
Global Franchise Portfolio - Class II Shares
International Growth Equity Portfolio** - Class II Shares
Mid Cap Growth Portfolio - Class II Shares
Small Company Growth Portfolio - Class II Shares
U.S. Mid Cap Value Portfolio - Class II Shares
U.S. Real Estate Portfolio - Class II Shares
* Closed to new premiums and transfers effective July 5, 2000.
** Addition of International Growth Equity Portfolio to this Agreement effective as of August 1, 2006.
T:1ecg1Hartford Life and Annuity Insurance Company - UIF PA Amendment No 3 dated 5-1-08 (execution version).doc

AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT
Among
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.,
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND
MORGAN STANLEY DISTRIBUTION, INC.
This AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT ("Amendment"), dated as of December 15, 2014, and effective, retroactively, as of April 28, 2014, is by and among The Universal Institutional Funds, Inc. (the "Fund"), Morgan Stanley Investment Management Inc. (the "Adviser"), Morgan Stanley Distribution, Inc. (the "Underwriter") and Hartford Life and Annuity Insurance Company (the "Company"). This Amendment hereby amends the Participation Agreement, dated as of July 30,10§7 as amended May 1, 2000, May 2, 2005 and May 1, 2008, by and among the Company, the Fund, the Adviser and the Underwriter (the "Agreement"). Capitalized terms used but not defined herein shall have the same meanings as ascribed to them in the Agreement.
WHEREAS, pursuant to the Agreement, the Company purchases shares of the Portfolios on behalf of each Account to fund certain variable life and variable annuity contracts; and
WHEREAS, the Company, the Fund, the Adviser and the Underwriter wish to make all Portfolios available under the Agreement and therefore desire to amend and restate Schedule A-2 of the Agreement.
NOW THEREFORE in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Fund, the Adviser and the Underwriter agree as follows:
1.Schedule A-2 of the Agreement is hereby deleted, in its entirety, and replaced with the new Schedule A-2 attached hereto.
2.Except as amended hereby, the Agreement shall remain in full force and effect without change. This Amendment, and the Agreement, as amended, fully supersede any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.
3.This Amendment may be may be executed in two or more counterparts, each of which will be an original and all of which, taken together, will be deemed one and the same document.
4.This Amendment shall be effective as of the date written above.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Chris Dagnault
Name: Chris Dagnault
Title: AVP
Date: 12/18/14

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

By: /s/ John H. Gernon
Name: John . Gernon
Title: President & Principal Executive Officer
Date: 1/12/15

MORGAN STANLEY DISTRIBUTION, INC.

By: /s/ Michael Fitzgerald
Name: Michael Fitzgerald
Title: Managing Director
Date: 1/7/15

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By: /s/ Michael Fitzgerald
Name: Michael Fitzgerald
Title: Managing Director
Date: 1/7/15

SCHEDULE A-2
PORTFOLIOS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
AVAILABLE UNDER THIS AGREEMENT
UIF Core Plus Fixed Income - Class I and Class II
UIF Emerging Markets Debt - Class I and Class II
UIF Emerging Markets Equity - Class I and Class II
UIF Global Franchise - Class II
UIF Global Infrastructure - Class I and Class II
UIF Global Real Estate - Class II
UIF Global Tactical Asset Allocation - Class I and Class II
UIF Growth - Class I and Class II
UIF Mid Cap Growth - Class I and Class II
UIF Small Company Growth - Class II
UIF U.S. Real Estate - Class I and Class II

AMENDMENT NO. 5 TO PARTICIPATION AGREEMENT
Among
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.,
MORGAN STANLEY INVESTMENT MANAGEMENT INC
AND
MORGAN STANLEY DISTRIBUTION, INC.
This AMENDMENT NO. 5 TO PARTICIPATION AGREEMENT ("Amendment"), dated as of May I, 2015 is by and among The Universal Institutional Funds, Inc. (the "Fund"), Morgan Stanley Investment Management Inc. (the "Adviser"), Morgan Stanley Distribution, Inc. (the "Underwriter") and Hartford Life and Annuity Insurance Company (the "Company"). This Amendment hereby amends the Participation Agreement, dated as of July 30, 1997, as amended from time to time, by and among the Company, the Fund, the Adviser and the Underwriter (the "Agreement"). Capitalized terms used but not defined herein shall have the same meanings as ascribed to them in the Agreement.
WHEREAS, pursuant to the Agreement, the Company purchases shares of the Portfolios on behalf of each Account to fund certain variable life and variable annuity contracts; and
WHEREAS, the Company, the Fund, the Underwriter and the Adviser wish to update the Portfolios available under the Agreement.
NOW THEREFORE in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Fund, the Adviser and the Underwriter agree as follows:
1.Schedule A-2 of the Agreement is hereby deleted, in its entirety, and replaced with new Schedule A-2 attached hereto.
2.Except as amended hereby, the Agreement shall remain in full force and effect without change. This Amendment, and the Agreement, as amended, fully supersede any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.
3.This Amendment may be may he executed in two or more counterparts, each of which will be an original and all of which, taken together, will be deemed one and the same document.
4,    This Amendment shall he effective as of the date written above.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to he executed in its name and on its behalf by its duly authorized representative as of the date specified above.
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Chris Dagnault
Name: Chris Dagnault
Title: AVP
Date: 4/17/15

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

By: /s/ John H. Gernon
Name: John . Gernon
Title: President & Principal Executive Officer
Date: 4/28/15

MORGAN STANLEY DISTRIBUTION, INC.

By: /s/ Michael Fitzgerald
Name: Michael Fitzgerald
Title: Managing Director
Date: 4/28/15

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By: /s/ Michael Fitzgerald
Name: Michael Fitzgerald
Title: Managing Director
Date: 4/28/15

SCHEDULE A-2
PORTFOLIOS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
AVAILABLE UNDER THIS AGREEMENT
Class I and Class II Shares of all Portfolios then available to new shareholders, or as otherwise permitted under a Portfolio's then-current prospectus, shall be covered under the Agreement.

PARTICIPATION AGREEMENT
Among
MORGAN STANLEY UNIVERSAL FUNDS, INC.,
MORGAN STANLEY ASSET MANAGEMENT INC.
MILLER ANDERSON & SHERRERD, LLP
MORGAN STANLEY & CO., INCORPORATED
and
HARTFORD LIFE INSURANCE COMPANY
DATED AS OF
April 1, 1998

TABLE OF CONTENTS

                                                    Page
ARTICLE I.    Purchase of Fund Shares                                  2
ARTICLE II    Representations and Warranties                              4
ARTICLE III.    Prospectuses, Reports to Shareholders
and Proxy Statements, Voting                              6
ARTICLE IV.    Sales Material and Information                              8
ARTICLE V    Fees and Expenses                                      9
ARTICLE VI.    Diversification                                          10
ARTICLE VII.Potential Conflicts                                      10
ARTICLE VIII.    Indemnification                                  12
ARTICLE IX.    Applicable Law                                      17
ARTICLE X.    Termination                                          17
ARTICLE XI.    Notices                                         19
ARTICLE XII.Miscellaneous                                         20
SCHEDULE A    Separate Accounts and Contracts                              23
SCHEDULE B    Proxy Voting Procedures                                 24

THIS AGREEMENT, made and entered into as of the 1st day of April, 1998 by and among HARTFORD LIFE INSURANCE COMPANY (hereinafter the "Company"), a Connecticut corporation, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and MORGAN STANLEY UNIVERSAL FUNDS, INC. (hereinafter the "Fund"), a Maryland corporation, and MORGAN STANLEY ASSET MANAGEMENT INC. and MILLER ANDERSON & SHERRERD LLP (hereinafter collectively the "Advisers" and individually the "Adviser"), a Delaware corporation and a Pennsylvania limited liability partnership, respectively, and MORGAN STANLEY & CO., INCORPORATED (the "Underwriter"), a Delaware corporation.
WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as (i) the investment vehicle for separate accounts established by insurance companies for individual and group life insurance policies and individual and group annuity contracts with variable accumulation and/or pay-out provisions (hereinafter referred to individually and/or collectively as "Variable Insurance Products") and (ii) the investment vehicle for certain qualified pension and retirement plans (hereinafter "Qualified Plans"); and
WHEREAS, insurance companies desiring to utilize the Fund as an investment vehicle under their Variable Insurance Products enter into participation agreements with the Fund and the Advisers (the "Participating Insurance Companies");
WHEREAS, shares of the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series is hereinafter referred to as a "Portfolio"); and
WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated September 19,1996 (File No. 812-10118); granting Participating Insurance Companies and Variable Insurance Product separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by Variable Insurance Product separate accounts of both affiliated and unaffiliated life insurance companies and Qualified Plans (hereinafter the "Shared Funding Exemptive Order"); and
WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

WHEREAS, each Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and
WHEREAS, each Adviser manages certain Portfolios of the Fund; and
WHEREAS, the Underwriter is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD") and serves as principal underwriter of the shares of the Fund; and

WHEREAS, the Company has registered or will register certain Variable Insurance Products under the 1933 Act; and
WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution or under authority of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforementioned Variable Insurance Products; and
WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and
WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforementioned Variable Insurance Products and the Underwriter is authorized to sell such shares to each such Account at net asset value;
NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and each Adviser agree as follows:
ARTICLE I. Purchase of Fund Shares
1.1. The Fund agrees to make available for purchase by the Company shares of the Fund and shall execute orders placed for each Account on a daily basis at the net asset value next computed after receipt by the Fund or its designee of such order. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided-that the Fund receives notice of such order by 10:00 a m Eastern time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.
1.2. The Fund, so long as this Agreement is in effect, agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Directors of the Fund (hereinafter the "Board") may refuse to permit the Fund to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.
1.3. The Fund agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts and to certain Qualified Plans. No shares of any Portfolio will be sold to the general public.
1.4. The Fund will not make its shares available for purchase by any insurance company or separate account unless an agreement containing provisions substantially the same as in Section 1.3 of

Article I, Section 3.5 of Article III, Article VI and Article VII of this Agreement is in effect to govern such sales.
1.5. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by, the Fund or its designee of the request for redemption. Subject to and in accordance with applicable laws, and subject to written consent of the Company, the Fund may redeem shares for assets other than cash. For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.
1.6. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Variable Insurance Products issued by the Company, under which amounts may be invested in the Fund (hereinafter the "Contracts"), are listed on Schedule A attached hereto and incorporated herein by reference, as such Schedule A may be amended from time to time by mutual written agreement of all of the parties hereto. The Company will give the Fund and each Adviser 45 days advance written notice of its intention to make available in the future, as a funding vehicle under the Contracts, any other investment company.
1.7. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof.
Payment shall be in federal funds transmitted by wire. For purposes of Section 2.9 and 2.10. upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.
1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.
1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.
1.10. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally-by 6:30 p.m. Eastern time) and shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time.
ARTICLE II. Representations and Warranties
2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability reqUirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 38a-433 of the Connecticut Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.
2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Maryland and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states, to the extent required by applicable state law.
2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.
2.4. The Company represents and warrants that the Contracts are currently treated as life insurance policies or annuity contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.
2.5. The Fund represents that to the extent that it decides to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Fund undertakes to have a board of directors, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.
2.6. The Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Maryland and the Fund represents that their respective operations are and shall at all times remain in material compliance with the laws of the State of Maryland to the extent required to perform this Agreement.
2.7. The Fund represents that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.
2.8. Each Adviser represents and warrants that it is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that it will perform its obligations for the Fund in compliance in all material respects with the laws of its state of domicile and any applicable state and federal securities laws.
2.9. The Fund represents and warrants that its directors, officers, employees, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid blanket fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.
2.10. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage, in an amount not less $5 million. The aforesaid includes coverage for larceny and embezzlement is issued by a reputable bonding company. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no Longer applies.
ARTICLE III. Prospectuses, Reports to Shareholders and Proxy Statements; Voting
3.1. The Fund or its designee shall provide the Company with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies the Fund shall provide camera-ready film or computer diskettes containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the statement of additional information for the Fund and the statement of additional information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.
3.2. Except as provided in this Section 3.2., all expenses of printing and distributing Fund prospectuses and statements of additional information shall be the expense of the Company. For prospectuses and statements of additional information provided by the Company to its existing owners of Contracts in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. if the Company chooses to receive camera-ready film or computer diskettes in lieu of receiving printed copies of the Fund's prospectus, the Fund will reimburse the Company in an amount equal to the product of x and y where x is the number of such prospectuses distributed to owners of the Contracts, and y is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's statement of additional information. The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing any prospectuses or statements of additional information other than those actually distributed to existing owners of the Contracts.
3.3. The Fund's statement of additional information shall be obtainable from the Fund, the Company or such other person as the Fund may designate, as agreed upon by the parties.
3.4 The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and statements of additional information, which are covered in section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.5. If and to the extent required by law the Company shall:
(i)solicit voting instructions from Contract owners;
(ii)vote the Fund shares in accordance with instructions received from Contract owners; and
(iii)vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such Portfolio for which instructions have been received, so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any Account in its own right, to the extent permitted by law. The Fund and the Company shall follow the procedures, and shall have the corresponding responsibilities, for the handling of proxy and voting instruction solicitations, as set forth in Schedule B attached hereto and incorporated herein by reference. Participating Insurance Companies shall be responsible for ensuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B, which standards will also be provided to the other Participating Insurance Companies.
3.6. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.
3.7. The Fund shall use reasonable efforts to provide Fund prospectuses, reports to shareholders, proxy materials and other Fund communications (or camera-ready equivalents) to the Company sufficiently in advance of the Company's mailing dates to enable the Company to complete, at reasonable cost, the printing, assembling and distribution of the communications in accordance with applicable laWs and regulations.

ARTICLE IV. Sales Material and Information
4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or the Adviser(s) is named, at least ten Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within ten Business Days after receipt of such material,
4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund.
4.3. The Fund or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or its separate account(s) or Contracts are named at least ten Business Days prior to its use.

No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.
4.4. The Fund and the Advisers shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts, other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.
4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.
4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to ally of the above, that relate to the investment in the Fund under the Contracts, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.
4.7, For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i e , any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials.
ARTICLE V. Fees and Expenses
5.1. The Fund shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-I to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing.
5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund_ The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.
5.3. The Company shall bear the expenses of distributing the Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company, other than the expenses of distributing prospectuses and statements of additional information to existing contract owners.

ARTICLE VI. Diversification
6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.
ARTICLE VII. Potential Conflicts
7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority: (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by Variable Insurance Product, owners; or (t) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof_
7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.
7.3. If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (Le., annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.
7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account (at the Company's expense); provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.
7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the position of the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and, Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.
7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict.
7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII. Indemnification

    8.1    Indemnification By The Company
8.1(a) The Company agrees to indemnify and hold harmless the Fund and each member of the Board and each officer and employee of the Fund, each Adviser and each director, officer and employee of each Adviser, the Underwriter and each director, officer and employee of the Underwriter, and each person, if any, who controls the Fund, the Adviser or the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, an "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities, or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:
(i)arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or statement of additional information for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use ill' the registration statement or prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or
(ii)arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, '-prospectus, statement of additional information or sales literature of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund or an Adviser) or unlawful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or
(iii)arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or
(iv)arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or
(v)arise out of or result from any material breach of any representation or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.
8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnifred Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.
8. (d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.
8.2. Indemnification by the Underwriter
8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors, officers and employees and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, an "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of shares of a Portfolio or the Contracts and:
(i)arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company for use in the registration statement, prospectus, statement of additional information for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of-the Contracts or Portfolio shares; or
(ii)arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature for the Contracts not supplied by the Fund or persons under its control and other than statements or representations authorized by the Company) or unlawful conduct of the Fund, Adviser(s) or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Portfolio shares; or
(iii)arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or
(iv)arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional, in good faith or otherwise, to comply with the diversification requirements specified in Article VI); or
(v)arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.
8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities, or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.
8.2(c). The Underwriter shall not be liable under this indembification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to -participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.
8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.
8.3. Indemnification by the Fund
8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, and are related to the operations of the Fund and:
(i)arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement; or
(ii)arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;
8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.
8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the
Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.
8.3(d). The Company agrees promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.
ARTICLE IX. Applicable Law
9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the substantive laws of the State of New York.
9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith,
ARTICLE X. Termination
    10.1. This Agreement shall continue in full force and effect Until the first to occur of:
(a)    termination by any party for any reason by sixty-(60) days advance written notice delivered to the other parties; or
(b)    termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or
(c)    termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

(d)    termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

(e)    termination by the Company by written notice to the Fund and the Adviser with respect to any Portfolio in the event that such Portfolio falls to meet the diversification requirements specified in Article VI hereof; or
(f)    termination by either the Fund by written notice to the Company if the Fund shall determine, in its sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, or

(g)    termination by the Company by written notice to the Fund and the Adviser, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Adviser has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(h)    termination by the Fund or the Adviser by written notice to the Company, if the Company gives the Fund and the Adviser the written notice specified in Section 1.6 hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(h) shall be effective forty five (45) days after the notice specified in Section 1.6 was given.
10.2. Notwithstanding any termination of this Agreement, the Fund shall, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing, Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redemption of investments in the Fund and investment in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.
10.3. The Company shall not redeem Fund shares attributable to the Contracts (as distinct from Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the Securities and Exchange Commission pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund 90 days prior written notice of its intention to do so.
ARTICLE XI. Notices
Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.
If to the Fund:
Morgan Stanley Universal Funds, Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention: Harold J. Schaaff, Jr., Esq.
If to Adviser:
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention: Harold J. Schaaff, Jr., Esq.
If to Adviser:
Miller Anderson & Sherrerd LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428
Attention: Douglas Kugler
If to the Underwriter:
Morgan Stanley & Co., Incorporated 1221 Avenue of the Americas
New York, New York 10020
Attention: Harold J. Schaaff, Jr., Esq.

If to the Company:
Hartford Life Insurance Company
200 Hopmeadow Street Simsbury, CT 06070 Attention: John Ladd
ARTICLE XII. Miscellaneous
12.1. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

12.2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.
12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.
12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.
12.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.
12.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the National Association of Securities Dealers and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California Insurance Regulations and any other applicable law or regulations.

12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.
12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that an Adviser may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Adviser, if such assignee is duly licensed and registered to perform the obligations of the Adviser under this Agreement.
12.9. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:
(a)the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;
(b)the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:
(c)any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

(d)any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;
(e)any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.
IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY
By:     /s/ Peter Cummins
    Peter Cummins
    Senior Vice President
MORGAN STANLEY UNIVERSAL FUNDS, INC.
By:     /s/ Michael Klein
    Michael Klein
    President

MORGAN STANLEY ASSET MANAGEMENT INC.

By:     /s/ Marna C. Whittington
    Marna C. Whittington
    Managing Director

MILLER ANDERSON & SHERRERD LLP
By:     /s/ Marna C. Whittington
    Marna C. Whittington
    Authorized Signatory

MORGAN STANLEY & CO., INCORPORATED

By:     /s/ Harold J. Schaaff
    Harold J. Schaaf
    Principal

SCHEDULE A
SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
Shares of the High Yield Fixed Income, Equity Growth, Value, Global Equity and Emerging Markets Equity Portfolios of Morgan Stanley Universal Funds, Inc. shall be made available as investments for the following Separate Accounts:
Name of Separate Account and        Form Number and Name of Contract
Date E§tablished by Board of Directors    Funded by Separate Account
ICMG Series III-B                GVL-93    Group Variable Life
Established February 8, 1996                    Insurance Policy
Separate Account Five                HL-SPVL94     Single Premium Variable
Established August 17, 1994                    Life Insurance Policy
Separate Account Three                HL-VA94    Variable Annuity Contract
Established June 13, 1994

SCHEDULE B
PROXY VOTING PROCEDURES
The following is a list of procedures and corresponding responsibilities for the handling of proxies and voting instructions relating to the Fund. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Company to perform the steps delineated below.
1.    The proxy proposals are given to the Company by the Fund as early as possible before the date set by the Fund for the shareholder meeting to enable the Company to consider and prepare for the solicitation of voting instructions from owners of the Contracts and to facilitate the establishment of tabulation procedures. At this time the Fund will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.
2.    Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contract owner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.
Note: The number of proxy statements is determined by the activities described in this Step #2. The Company will use its best efforts to call in the number of Customers to the Fund , as soon as possible, but no later than two weeks after the Record Date.

3.    The Fund's Annual Report must be sent to each Customer by the Company either before or together with the Customers' receipt of voting, instruction solicitation material. The Fund will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4.    The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards. The Fund or its affiliate must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:
a.name (legal name as found on account registration)
b.address
c.fund or account number
d.coding to state number of units
e.    individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund).
(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)
5.    During this time, the Fund will develop, produce and pay for the Notice of Proxy and the

Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Company). Contents of envelope sent to Customers by the Company will include:
a.Voting Instruction Card(s)
b.One proxy notice and statement (one document)
c.return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent
d."urge buckslip" - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)
e.cover letter - optional, supplied by Company and reviewed and approved in advance by the Fund.
6.    The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to the Fund.
7.    Package mailed by the Company.
The Fund must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but not including,) the meeting, counting backwards.
8.    Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.
Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by the Fund in the past.
9.    Signatures on Card checked against legal name on account registration which was printed on the Card.

Note: For Example, if the account registration is under "John A. Smith, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.
10.    If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter and a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation. Any Cards that have been "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.
11.    There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12.    The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.) The Fund must review and approve tabulation format.
13.    Final tabulation in shares is verbally given by the Company to the Fund on the morning of the meeting not later than 10:00 a.m. Eastern time. The Fund may request an earlier deadline if reasonable and if required to calculate the vote in time for the meeting.
14.    A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. The Fund will provide a standard form for each Certification.
15.    The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, the Fund will be permitted reasonable access to such Cards.
16.    All approvals and "signing-off may be done orally, but must always be followed up in writing.

MORGAN STANLEY DEAN WITTER

May 1, 2000	MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT 1221 AVENUE OF THE AMERICAS NEW YORK NEW YORK 10020 (212) 762-4000

Hartford Life Insurance Company
200 Hopmeadow Street
Simsbury, CT 06089
Attention: Stephen T. Joyce
Re:    Amended Schedule A to HLIC Participation Agreement
Dear Mr. Joyce:
    This letter sets forth our understanding and acceptance of the enclosed amended and restated Schedule A to the Participation Agreement dated April 1, 1998, among, The Universal Institutional Funds, Inc. (the "Fund," formerly Morgan Stanley Universal Funds, inc.), Morgan Stanley Dean Witter Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Miller Anderson & Sherrerd, LLP, Morgan Stanley & Co. Incorporated and Hartford Life Insurance Company, which has been amended to (i) expand and clarify the separate accounts and products that are offering certain portfolios of the Fund; and (ii) clarify the portfolios of the Fund offered under such separate accounts and products. The attached Schedule A supersedes any prior versions of Schedule A.
    Please indicate your receipt and acceptance of this letter and the amended and restated Schedule A attached hereto by signing all of the enclosed copies at the appropriate place below and returning three signed originals to the attention of Stefanie Chang Yu, Morgan Stanley Dean Witter Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, New York 10020.
Sincerely,
MORGAN STANLEY DEAN WITTER        THE UNIVERSAL INSTITUTIONAL FUNDS,
INVESTMENT MANAGEMENT, INC.        INC.

By: /s/ [illegible]                    By: /s/ [illegible]

MILLER ANDERSON AND SHERRERD LLP    MORGAN STANLEY & CO., INCORPORATED

By: /s/ [illegible]                    By: /s/ [illegible]

Agreed and Accepted:

HARTFORD LIFE INSURANCE
COMPANY
By: /s/ Deanne L. Osgood

HARTFORD LIFE INSURANCE COMPANY
(Agreement dated April 1, 1998)
SCHEDULE A
SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
Shares of the Technology, High Yield, Fixed Income, Emerging Markets Debt, Emerging Markets Equity, Mid Cap Value and Active International Allocation Portfolios of The Universal Institutional Funds, Inc. shall be made available as investments for the following Separate Accounts:
Name of Separate Account and        Form Number and Name of
Date Established by Board of Directors    Contract Funded by Separate Account

Separate Account Three                ILA-VA94    Variable Annuity Contract
Established June 22, 1994
                        ILA-VA99    Variable Annuity Contract

Separate Account Five                ILA-SPVL94    Single Premium Variable
Established August 27, 994                    Life Insurance Policy

                        ILA-SPVL97    Single Premium Variable
                                Life Insurance Policy

Hartford Life Insurance Company            LA-1154(98)(NY)Flexible Premium Variable
Separate Account VLII                        Universal Life Insurance
Established September 30, 1994                    Policy

A-1

AMENDMENT TO PARTICIPATION AGREEMENT
This AMENDMENT TO PARTICIPATION AGREEMENT (the "Amendment") is made and entered into as of this 1st day of May, 2003, by and among HARTFORD LIFE INSURANCE COMPANY (the "Company"), on its own behalf and on behalf of each separate account of the Company identified in the Participation Agreement (as defined below), THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (formerly, Morgan Stanley Universal Funds, Inc.) (the "Fund"), MORGAN STANLEY & CO., INCORPORATED (the "Underwriter"), and MORGAN STANLEY INVESTMENT MANAGEMENT INC. (formerly, Morgan Stanley Asset Management Inc.) (the "Adviser").
WHEREAS, the Company, the Fund, the Underwriter, the Adviser and MORGAN STANLEY INVESTMENTS LP (formerly, Miller Anderson & Sherrerd, LLP) ("MSI") have entered into a Participation Agreement dated as of April 1, 1998, as such agreement may be amended from time to time (the "Participation Agreement"); and
WHEREAS, effective May 1, 2002, MSI assigned to the Adviser all of the rights and obligations of MSI under the Participation Agreement and the Adviser accepted assignment of such rights and assumed corresponding obligations from MSI on such terms; and
WHEREAS, the Company, the Fund, the Underwriter and the Adviser wish to make Class II shares of the Portfolios of the Fund identified on Schedule A-2 hereto available under the Participation Agreement; and
WHEREAS, the Company, the Fund, the Underwriter and the Adviser wish to amend the Participation Agreement in certain respects.
NOW, THEREFORE, in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Fund, the Underwriter and the Adviser agree to amend the Participation Agreement as follows:
1.Schedule A of the Participation Agreement is deleted and replaced in its entirety with the attached Schedule A-1 and Schedule A-2.
2.All references in the Participation Agreement to "Schedule A" shall be changed to "Schedule A-1."
3.The Portfolios made available under the Participation Agreement shall be identified on Schedule A-2.
4.All references in the Participation Agreement to "shares" of a Portfolio shall mean the class or classes of shares specifically identified on Schedule A-2.
    5.    The text of Section 5.1 of the Participation Agreement is deleted and replaced in its entirety with the following: "The Fund shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a service plan and/or a plan pursuant to Rule I2b-1, then the Underwriter may make payments to the Company or to the underwriter for the Contracts pursuant to such plans if and in amounts agreed to by the Underwriter in writing."

    6.    Except as provided herein, the Participation Agreement shall remain in full force and effect. This Amendment and the Participation Agreement, as amended, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersede any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the terms of this Amendment and the Participation Agreement, the terms of this Amendment shall control.
    7.    This Amendment may be amended only by written instrument executed by each party hereto.
    8.    This Amendment shall be effective as of the date written above.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal hereunder affixed hereto as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY
By:     /s/ Michael J. Roscoe
    Michael J. Roscoe
    Vice President
MORGAN STANLEY UNIVERSAL FUNDS, INC.
By:     /s/ Ronald E. Robison
    Ronald E. Robison
    President

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:     /s/ Ronald E. Robison
    Ronald E. Robison
    Managing Director

MORGAN STANLEY & CO., INCORPORATED

By:     /s/ Stephanie Chang Yu
    Stephanie Chang Yu
    Executive Director

SCHEDULE A-1
SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
Name of Separate Account and        Form Number and Name of
Date Established by Board of Directors    Contract Funded by Separate Account

Separate Account Three                HL-VA94    Variable Annuity Contract
Established June 22, 1994
                        HL-VA99    Variable Annuity Contract

                        HL-VA03    Variable Annuity Contract

Separate Account Five                HL-SPVL94    Single Premium Variable
Established July 25, 1994                        Life Insurance Policy

                        HL-SPVL97    Single Premium Variable
                                Life Insurance Policy

Hartford Life Insurance Company            HL1154(98)(NY)    Flexible Premium Variable
Separate Account VLII                        Universal Life Insurance
Established September 30, 1994                    Policy

SCHEDULE A-2
PORTFOLIOS OF THE UNIVERSAL INSTITUTIONAL
FUNDS, INC. AVAILABLE UNDER THIS AGREEMENT
Class I Shares
Technology Portfolio - Class I Shares
High Yield Portfolio - Class I Shares
Core Plus Fixed Income Portfolio - Class I Shares
Emerging Markets Debt Portfolio - Class I Shares
Emerging Markets Equity Portfolio - Class I Shares
U.S. Mid Cap Core Portfolio - Class I Shares
Active International Allocation Portfolios - Class I Shares
Class H Shares
Global Franchise Portfolio - Class II Shares
Equity and Income Portfolio - Class II Shares

AMENDMENT TO PARTICIPATION AGREEMENT
This AMENDMENT TO PARTICIPATION AGREEMENT (the "Amendment") is made and entered into as of the 2nd day of May, 2005, by and among HARTFORD LIFE INSURANCE COMPANY (the "Company"), on its own behalf and on behalf of each separate account of the Company identified in the Participation Agreement (as defined below), THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (the "Fund"), MORGAN STANLEY DISTRIBUTION, INC. (the "Underwriter"), and MORGAN STANLEY INVESTMENT MANAGEMENT INC. (the "Adviser").
WHEREAS, the Company, the Fund, Morgan Stanley & Co., Incorporated and the Adviser have entered into a Participation Agreement dated as of April 1, 1998, as such agreement may be amended from time to time (the "Participation Agreement"); and
WHEREAS, effective April 29, 2005, Morgan Stanley & Co., Incorporated assigned to the Underwriter all of the rights and obligations of Morgan Stanley & Co., Incorporated under the Participation Agreement and the Underwriter accepted assignment of such rights and assumed corresponding obligations from Morgan Stanley & Co., Incorporated on such terms; and
WHEREAS, each of the parties hereto desires to amend the Agreement to modify the provisions of Article I, dealing with the purchase and redemption of Fund shares, and the provisions of Article III, dealing with prospectuses, reports and other information, as well as update information provided on Schedules A-1 and A-2 as described herein and attached hereto.
WHEREAS, the Company, the Fund, the Underwriter and the Adviser wish to amend the Participation Agreement in certain respects.
NOW, THEREFORE, in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Fund, the Underwriter and the Adviser agree to amend the Participation Agreement as follows:
1.    New Section 1.11 is hereby added to Article I of the Agreement:
1.11.     The parties agree that the Contracts are not intended to serve as vehicles for frequent trading. The Fund and the Company agree to cooperate to deter frequent purchase, redemption and exchange activity in the Fund where such activity occurs through the Contracts and has been identified as abusive or following a "market timing" pattern ("Abusive Trading"). Each of the Fund and the Company agrees to notify the other of trading activity that it deems to be abusive Trading Activity.
Subject to Article 10 of the Agreement, the Fund and the Company agree that the policies and procedures described in the Contract prospectus regarding transfers among the Sub-Accounts and Abusive Trading controls how the Company administers Sub-Account transfers.
The Fund and the Company agree to amend this provision as necessary to reflect any applicable law changes.
In the event the Fund implements and requires the Company to comply with and/or enforce restrictions on trading, market timing policies, redemption fees, or any other trading policy or procedure that is more restrictive and/or that conflicts, as determined by the Company in its reasonable discretion, with the Company's policies and procedures regarding transfers among the Sub-Accounts and Abusive Trading, the Fund or the Adviser will bear the reasonable cost of supplement mailings and the Company's system modifications intended to disallow new purchases, exchanges or transfers into, and to allow only for redemptions out of, the affected Portfolio of the Fund in the new series of the Contracts issued on or after May 2, 2005 as identified and footnoted on the attached Schedule A-1 of the Participation Agreement.
2.    Sections 3.1 and 3.4 of Article III of the Agreement are hereby deleted in their entirety and replaced with the following:
3.1.     The Fund shall provide the Company with as many printed copies of the Fund's current prospectus and statement of additional information for each Portfolio (and no other portfolio), as the Company may reasonably request. If requested by the Company in lieu of providing printed copies the Fund shall provide camera-ready film or computer diskettes containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the statement of additional information for the Contracts and the Fund's statement of additional information printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.
3.4    The Fund, as its expense, shall provide the Company with copies of its proxy statements, reports to shareholders for the Portfolios (and no other portfolios), and other communications (except for prospectuses and statements of additional information, which are covered in Section 3.1 above) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners at the Fund's expense. The Fund shall not pay any costs of distributing such proxy-related material, reports to shareholders, and other communications to prospective Contract owners.
3.    New Section 3.8 is hereby added to Article III of the Agreement:
3.8    The Fund or its designee will provide the Company 60 days notice of any change for a Portfolio, including but not limited to, (a) fund objective changes, (b) anticipated fund mergers/substitutions, (c) no-action or exemptive requests from the SEC, (d) fund name changes, (e) fund adviser or sub-adviser changes; and/or (f) conditions or undertakings that affect the Company's rights or obligations hereunder.
4.    Schedule A-1 of the Participation Agreement is deleted and replaced in its entirety with the attached Schedule A-I.
5.    Schedule A-2 of the Participation Agreement is unchanged but restated in its entirety in the attached Schedule A-2.
6.    Except as provided herein, the Participation Agreement shall remain in full force and effect. This Amendment and the Participation Agreement, as amended, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersede any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the terms of this Amendment and the Participation Agreement, the terms of this Amendment shall control.
7.    This Amendment may be amended only by written instrument executed by each party hereto.
8.    This Amendment shall be effective as of the date written above.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal hereunder affixed hereto as of the date specified above.
HARTFORD LIFE INSURANCE COMPANY
By:     /s/ Robert Arena
Name:    Robert Arena
Title:    Vice President
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
By:     /s/ Ronald E. Robison
Name:    Ronald E. Robison
Title:    Managing Director

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By:     /s/ Ronald E. Robison
Name:    Ronald E. Robison
Title:    Managing Director

MORGAN STANLEY DISTRIBUTION, INC.

By:     /s/ Michael Kiley
Name:    Michael Kiley
Title:    Managing Director

SCHEDULE A-1
SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
Name of Separate Account and        Form Number and Name of
Date Established by Board of Directors    Contract Funded by Separate Account
Separate Account Three             HL-VA94 Select Dimensions Variable
Established June 22, 1994            Annuity Contract

                        HL-VA99 Series I of Hartford Select
                        Leaders Variable Annuity Contract

                        HL-VA03 Series II/IIR/III and IV of
                        Hartford Select Leaders Variable Annuity Contract

                        HL-VA03 Director M Variable Annuity
                        Contract*

                        HL-VA03 Director M Outlook Variable
                        Annuity Contract*

                        HL-VAXCO3 Director M Plus Variable
                        Annuity Contract*

                        HL-ASIIARE03 Director M Edge Variable
                        Annuity Contract*

                        HL-NCDSCO3 Director M Access Variable
                        Annuity Contract*

Separate Account Seven                HL-VA03 Series II/III of Hartford
Established December 08, 1986            Leaders Variable Annuity Contract

                        HL-VA03 Series HMI of Hartford
                        Leaders Outlook Variable Annuity Contract

                        HL-VAXCO3 Series II/III of Hartford
                        Leaders Plus Variable Annuity Contract

                        HL-ASHARE03 Series II/II1 of Hartford
                        Leaders Edge Variable Annuity Contract

                        HL-NCDSCO3 Series II/III of Hartford
                        Leaders Access Variable Annuity Contract
Separate Account Five            HL-SPVL94 Single Premium Variable
Established July 25, 1994            Life Insurance Policy
                        HL-SPVL97 Single Premium Variable

                        Life Insurance Policy
Hartford Life Insurance Company         HL-1544(98)(NY) Flexible Premium
Separate Account VL-II             Variable Universal Life Insurance Policy
Established September 30, 1994        (Hartford Select Leaders Last Survivor -
                        Variable Universal Life Insurance)

Separate Account Three            HL-VA94 Variable Annuity Contract
Established June 22, 1994
                        HL-VA99 Variable Annuity Contract
                        HL-VA03 Variable Annuity Contract
Separate Account Five            HL-SPVL94 Single Premium Variable
Established July 25, 1994            Life Insurance Policy
                        HL-SPVL97 Single Premium Variable
                        Life Insurance Policy
Hartford Life Insurance Company        HL-1544(98)(NY) Flexible Premium
Separate Account VL-II            Variable Universal Life
Established September 30, 1994        Insurance Policy

* The cost allocation provisions in Section 1.11, added by amendment to this Participation Agreement on May 2, 2005, apply only to the footnoted (*) products above.
Effective May 2, 2005

SCHEDULE A-2
PORTFOLIOS OF THE UNIVERSAL INSTITUTIONAL
FUNDS, INC. AVAILABLE UNDER THIS AGREEMENT
Class I Shares
Technology Portfolio - Class I Shares
High Yield Portfolio - Class I Shares
Core Plus Fixed Income Portfolio - Class I Shares
Emerging Markets Debt Portfolio - Class I Shares
Emerging Markets Equity Portfolio - Class I Shares
U.S. Mid Cap Value Portfolio - Class I Shares
Active International Allocation Portfolios - Class I Shares
Class II Shares
Global Franchise Portfolio - Class II Shares
Equity and Income Portfolio - Class II Shares
Small Company Growth Portfolio - Class II Shares
Emerging Markets Equity Portfolio - Class II Shares
Mid Cap Growth Portfolio - Class H Shares
U.S. Mid Cap Value Portfolio - Class II Shares
Effective May 2, 2005

AMENDMENT NO. 3 TO
FUND PARTICIPATION AGREEMENT
Among
HARTFORD LIFE INSURANCE COMPANY,
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.,
MORGAN STANLEY DISTRIBUTION, INC.
and
MORGAN STANLEY INVESTMENT MANAGEMENT
This Amendment, effective May 1, 2008, by and among Hartford Life Insurance Company (the "Company"), The Universal Institutional Funds, Inc. (the "Fund"), Morgan Stanley Distribution, Inc. (formerly Morgan Stanley & Co., Inc.) (the "Underwriter"), and Morgan Stanley Investment Management Inc. (the "Adviser"), amends that certain Fund Participation Agreement (the "Agreement") dated April 1, 1998 by the foregoing parties as follows:
1.    Schedule A-1 of the Agreement is hereby deleted in its entirety and replaced with the following revised Schedule A-1 attached here to.
2.    Schedule A-2 of the Agreement is hereby deleted in its entirety and replaced with the following revised Schedule A-2 attached hereto.
3,    In all other respects, the terms of the Agreement remain unchanged and in full force and effect.
IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.
HARTFORD LIFE INSURANCE             THE UNIVERSAL INSTITUTIONAL FUNDS,
COMPANY                        INC.
By its authorized officer,                    By its authorized officer,

By: /s/ Robert Arena                    By: /s/ Ronald E. Robison
Name: Robert Arena    Name: Ronald E. Robison
Its [Title]: SVP    Its: President
Date: 5/19/08    Date:
MORGAN STANLEY INVESTMENT    MORGAN STANLEY DISTRIBUTION INC,
MANAGEMENT, INC.
By its authorized officer,                    By its authorized officer,

By: /s/ Ronald E. Robison    By: /s/ Jerry Miller
Name: Ronald E. Robison    Name: Ronald E. Robison
Its: Managing Director    Its: President
Date:     Date:

REVISED SCHEDULE A-1

Separate Account
Hartford Life Insurance Company Separate Account Two, DC Variable Account II
Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Five
Hartford Life Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account VL II
ICMG Series M-B

Product Funded by Separate Account
The Director
Hartford Leaders 4
Hartford Leaders 4 Access
Hartford Leaders 4 Edge
Hartford Leaders 4 Plus
Hartford Leaders 4 Outlook
The Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Fifth Third Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
Director M Access
The Director M Edge
The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
The Director M Outlook
Director M Platinum Outlook

AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook
Hartford Select Leaders Series II, IIR, III and IV
Hartford Select Leaders Series V
Hartford Select Leaders Outlook Series I, IR and H
Hartford Select Leaders Outlook Series III
Hartford Select Leaders Series I and IR
Select Dimensions Series II and ER
Select Dimensions Asset Manager Series I and IR
Group Variable Annuity Contracts (Gardner and White)
Select Dimensions Series I
Select Dimensions Life Series I and H
Stag Accumulator Variable Universal Life Series I and 1.5
Stag Protector Variable Universal Life Series I and 1.5
Stag Variable Life Last Survivor II (Series I and II)
Hartford Select Leaders Last Survivor
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Variable Life Artisan Series I
Stag Accumulator H Variable Universal Life
Stag Protector H Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor
Stag Wall Street Variable Universal Life Series I and II
Hartford Leaders Variable Universal Life Liberty
Hartford Leaders Variable Universal Life Legacy
Group Flexible Premium Variable Life Insurance Policy (GVL - 93(P))
Group Flexible Premium Variable Life Insurance Certificate (GVL - 95(C))

REVISED SCHEDULE A-2
PORTFOLIOS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. AVAILABLE UNDER THIS AGREEMENT
Class I Shares
Core Plus Fixed Income Portfolio - Class I Shares
Emerging Markets Equity Portfolio - Class I Shares
Emerging Markets Debt Portfolio - Class I Shares
Equity Growth Portfolio* - Class I Shares
Global Value Equity Portfolio* - Class I Shares
High Yield Portfolio - Class I Shares
Mid Cap Growth Portfolio - Class I Shares
U.S. Mid Cap Value Portfolio - Class I Shares
Value Portfolio* - Class I Shares
Class II Shares
Emerging Markets Equity Portfolio - Class II Shares
Equity and Income Portfolio - Class II Shares
Global Franchise Portfolio - Class II Shares
International Growth Equity Portfolio** - Class II Shares
Mid Cap Growth Portfolio - Class II Shares
Small Company Growth Portfolio - Class II Shares
U.S. Mid Cap Value Portfolio - Class II Shares
U.S. Real Estate Portfolio - Class II Shares
*Closed to new premiums and transfers effective July 5, 2000.
** Addition of International Growth Equity Portfolio to this Agreement effective as of August 1, 2006.

AMENDMENT #4 TO PARTICIPATION AGREEMENT
Among
HARTFORD LIFE INSURANCE COMPANY,
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.,
MORGAN STANLEY DISTRIBUTION, INC.
and
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
This AMENDMENT TO PARTICIPATION AGREEMENT (the "Amendment") is made and entered into as of the 18 day of February, 2010, by and among HARTFORD LIFE INSURANCE COMPANY (the "Company"), on its own behalf and on behalf of each separate account of the Company identified in the Participation Agreement (as defined below), THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (the "Fund"), MORGAN STANLEY DISTRIBUTION, INC. (formerly Morgan Stanley & Co.) (the "Underwriter"), and MORGAN STANLEY INVESTMENT MANAGEMENT INC. (the "Adviser"). All capitalized words and phrases used but not otherwise defined herein shall have the meaning ascribed to them in the Participation Agreement.
WHEREAS, the Company, the Fund, the Underwriter and the Adviser have entered into a Participation Agreement, dated as of April 1, 1998, as such agreement may be amended from time to time (the "Participation Agreement");
WHEREAS, the Company, the Fund, the Underwriter, and the Adviser wish to amend the Participation Agreement in certain respects.
NOW, THEREFORE, in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Fund, the Underwriter, and the Adviser agree to amend the Participation Agreement as follows:
1.Schedule A-1 of the Participation Agreement is hereby deleted in its entirety and replaced with the following revised Schedule A-1 attached hereto.
2.Schedule A-2 of the Participation Agreement is hereby deleted in its entirety and replaced with the following revised Schedule A-2 attached hereto.
3.In all other respects, the terms of the Participation Agreement remain unchanged and in full force and effect.

[remainder of page intentional left blank]

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.
HARTFORD LIFE INSURANCE             THE UNIVERSAL INSTITUTIONAL FUNDS,
COMPANY                        INC.
By its authorized officer,                    By its authorized officer,

By:                             By: /s/ Randy Takian

Name:     Name: Randy Takian
Its:    Its: President

MORGAN STANLEY INVESTMENT    MORGAN STANLEY DISTRIBUTION INC,
MANAGEMENT, INC.
By its authorized officer,                    By its authorized officer,

By: /s/ Joseph Benedetti    By:

Name: Joseph Benedetti    Name:
Its: Managing Director    Its:

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.
HARTFORD LIFE INSURANCE             THE UNIVERSAL INSTITUTIONAL FUNDS,
COMPANY                        INC.
By its authorized officer,                    By its authorized officer,

By: /s/ James P. Van Etten                    By:

Name: James P. Van Etten    Name: Randy Takian
Its: Vice President    Its: President

MORGAN STANLEY INVESTMENT    MORGAN STANLEY DISTRIBUTION INC,
MANAGEMENT, INC.
By its authorized officer,                    By its authorized officer,

By:     By: /s/ Stuart Bohart

Name: Joseph C. Benedetti    Name: Stuart Bohart
Its: Managing Director    Its: President

REVISED SCHEDULE A-I

Separate Account
Hartford Life Insurance Company Separate Account Two, DC Variable Account II
Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Five
Hartford Life Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account VL 1
Hartford Life Insurance Company Separate Account VL II

Product Funded by Separate Account
The Director
Leaders 4
Leaders 4 Access
Leaders 4 Edge
Leaders 4 Plus
Leaders 4 Outlook
The Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Fifth Third Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
Director M Access
The Director M Edge
The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
The Director M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook

The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook
Hartford Select Leaders Series II, IIR, III and IV
Hartford Select Leaders Series V
Hartford Select Leaders Outlook Series I, IR and II
Hartford Select Leaders Outlook Series III
Hartford Select Leaders Series I and IR
Select Dimensions Series II and HR
Select Dimensions Asset Manager Series I and IR
Group Variable Annuity Contracts (Gardner and White)
Select Dimensions Series I
Select Dimensions Life Series I and II
Stag Accumulator Variable Universal Life Series I and 1.5
Stag Protector Variable Universal Life Series I and 1.5
Stag Variable Life Last Survivor II (Series I and II)
Hartford Select Leaders Last Survivor
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Variable Life Artisan Series I
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor
Stag Wall Street Variable Universal Life Series I and II
Hartford Leaders Variable Universal Life Liberty
Hartford Leaders Variable Universal Life Legacy
Hartford Leaders VUL Joint Legacy

REVISED SCHEDULE A-2

PORTFOLIOS OF THE UNIVERSAL INSTITUTIONAL
FUNDS, INC. AVAILABLE UNDER THIS AGREEMENT
Class I Shares

Active International Allocation Portfolio- Class I Shares
Core Plus Fixed Income Portfolio - Class I Shares
Emerging Markets Equity Portfolio - Class I Shares
Emerging Markets Debt Portfolio - Class I Shares
Equity Growth Portfolio* Class I Shares
Global Value Equity Portfolio* - Class I Shares
High Yield Portfolio - Class I Shares
Mid Cap Growth Portfolio - Class I Shares
Technology Portfolio - Class I Shares
U.S. Mid Cap Value Portfolio - Class I Shares
Value Portfolio* - Class I Shares
Class II Shares
Emerging Markets Equity Portfolio - Class II Shares
Equity and Income Portfolio - Class II Shares
Global Franchise Portfolio - Class II Shares
International Growth Equity Portfolio** - Class II Shares
Mid Cap Growth Portfolio - Class II Shares
Small Company Growth Portfolio - Class II Shares
U.S. Mid Cap Value Portfolio-Class II Shares
U.S. Real Estate Portfolio - Class II Shares
*Closed to new premiums and transfers effective July 5, 2000.
** Addition of International Growth Equity Portfolio to this Agreement effective as of August 1, 2006.

AMENDMENT NO. 6 TO PARTICIPATION AGREEMENT
Among
HARTFORD LIFE INSURANCE COMPANY,
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.,
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND
MORGAN STANLEY DISTRIBUTION, INC.
This AMENDMENT NO. 6 TO PARTICIPATION AGREEMENT ("Amendment"), dated as of December 15, 2014, and effective, retroactively, as of April 28, 2014, is by and among The Universal Institutional Funds, Inc. (the "Fund"), Morgan Stanley Investment Management Inc. (the "Adviser"), Morgan Stanley Distribution, Inc. (the "Underwriter") and Hartford Life Insurance Company (the "Company"). This Amendment hereby amends the Participation Agreement, dated as of April 1, 1998, as amended May 1, 2000, May 2, 2005, May 1, 2006, May 1, 2008 and February 18, 2010, by and among the Company, the Fund, the Adviser and the Underwriter (the "Agreement"). Capitalized terms used but not defined herein shall have the same meanings as ascribed to them in the Agreement.
WHEREAS, pursuant to the Agreement, the Company purchases shares of the Portfolios on behalf of each Account to fund certain variable life and variable annuity contracts;
WHEREAS, the Company, the Fund, the Adviser and the Underwriter wish to make all Portfolios available under the Agreement and therefore desire to amend and restate Schedule A-2 of the Agreement; and
WHEREAS, the Company, the Fund, the Adviser and the Underwriter wish to correct the numbering on certain amendments to the Agreement.
NOW THEREFORE in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Fund, the Adviser and the Underwriter agree as follows:
1.The current Amendment No. 3 to the Agreement, dated May 1, 2008, shall hereinafter be referred to as Amendment #4, and the current Amendment No. 4 to the Agreement, dated February 18, 2010, shall hereinafter be referred to as Amendment #5.
2.Schedule A-2 of the Agreement is hereby deleted, in its entirety, and replaced with the new Schedule A-2 attached hereto.
3.Except as amended hereby, the Agreement shall remain in full force and effect without change. This Amendment, and the Agreement, as amended, fully supersede any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

4.    This Amendment may be may be executed in two or more counterparts, each of which will be an original and all of which, taken together, will be deemed one and the same document.
5.    This Amendment shall be effective as of the date written above.

[signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.
HARTFORD LIFE INSURANCE COMPANY

By: /s/ Chris Dagnault
Name: Chris Dagnault
Title: AVP
Date: 4/17/15

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

By: /s/ John H. Gernon
Name: John . Gernon
Title: President & Principal Executive Officer
Date: 1/12/15

MORGAN STANLEY DISTRIBUTION, INC.

By: /s/ Michael Fitzgerald
Name: Michael Fitzgerald
Title: Managing Director
Date: 1/17/15

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By: /s/ Michael Fitzgerald
Name: Michael Fitzgerald
Title: Managing Director
Date: 1/78/15

SCHEDULE A-2
PORTFOLIOS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
AVAILABLE UNDER THIS AGREEMENT
UIF Core Plus Fixed Income - Class I and Class II
UIF Emerging Markets Debt - Class I and Class II
UIF Emerging Markets Equity - Class I and Class 11
UIF Global Franchise - Class II
UIF Global Infrastructure - Class I and Class II
UIF Global Real Estate - Class II
UIF Global Tactical Asset Allocation - Class I and Class II
UIF Growth - Class I and Class II
UIF Mid Cap Growth Class I and Class II
UIF Small Company Growth - Class II
UIF U.S. Real Estate - Class I and Class II

AMENDMENT NO. 7 TO PARTICIPATION AGREEMENT
Among
HARTFORD LIFE INSURANCE COMPANY,
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.,
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AND
MORGAN STANLEY DISTRIBUTION, INC.
This AMENDMENT NO. 7 TO PARTICIPATION AGREEMENT ("Amendment"), dated as of May 1, 2015, by and among The Universal Institutional Funds, Inc. (the "Fund"), Morgan Stanley Investment Management inc. (the "Adviser"), Morgan Stanley Distribution, Inc. (the "Underwriter") and Hartford Life Insurance Company (the "Company"), This Amendment hereby amends the Participation Agreement, dated as of April 1, 1998, as amended from time to time, by and among the Company, the Fund, the Adviser and the Underwriter (the "Agreement"). Capitalized terms used but not defined herein shall have the same meanings as ascribed to them in the Agreement.
WHEREAS, pursuant to the Agreement, the Company purchases shares of the Portfolios on behalf of each Account to fund certain variable life and variable annuity contracts;
WHEREAS, the Company, the Fund, the Adviser and the Underwriter wish to update the Portfolios available under the Agreement.
NOW THEREFORE in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Fund, the Adviser and the Underwriter agree as follows:
1.    Schedule A-2 of the Agreement is hereby deleted, in its entirety, and replaced with new Schedule A-2 attached hereto.
2.    Except as amended hereby, the Agreement shall remain in full force and effect without change. This Amendment, and the Agreement, as amended, fully supersede any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.
3.    This Amendment may be may be executed in two or more counterparts, each of which will be an original and all of which, taken together, will be deemed one and the same document.
4.    This Amendment shall be effective as of the date written above.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Chris Dagnault
Name: Chris Dagnault
Title: Assistant Vice President
Date: 4/17/15

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

By: /s/ John H. Gernon
Name: John . Gernon
Title: President & Principal Executive Officer
Date: 4/28/15

MORGAN STANLEY DISTRIBUTION, INC.

By: /s/ Michael Fitzgerald
Name: Michael Fitzgerald
Title: Managing Director
Date: 4/28/15

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

By: /s/ Michael Fitzgerald
Name: Michael Fitzgerald
Title: Managing Director
Date: 4/28/15

_

SCHEDULE A-2
PORTFOLIOS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC,
AVAILABLE UNDER THIS AGREEMENT
Class I and Class II Shares of all Portfolios then available to new shareholders, or as otherwise permitted under a Portfolio's then-current prospectus, shall be covered under the Agreement.